UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

10877 Wilshire Boulevard, Suite 710
Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Rentech, Inc. (“Rentech”) has previously filed a Definitive Proxy Statement on Schedule 14A dated March 15, 2006, which included therein the audited financial statements for Royster-Clark Nitrogen, Inc. (“RCN”) for the 163-day period ended December 31, 2005, the 202-day period ended July 21, 2005 and the years ended December 31, 2004 and 2003 (the “RCN Financials”). Solely for purposes of incorporating the RCN Financials into a prospectus supplement related to the proposed issuance and sale of shares of common stock and warrants to certain institutional investors, the RCN Financials are attached to this Current Report as Exhibit 99.1.  The refiled RCN Financials are unchanged from those previously filed with the referenced proxy statement.  In addition, (1) the unaudited condensed pro forma combined financial statements of Rentech and RCN for the year ended September 30, 2006 (the “RCN Pro Formas”); and (2) the unaudited condensed RCN financial statements for the 116-day period ended April 26, 2006 and the 120-day period ended April 30, 2005, are filed with this Current Report as Exhibits 99.2 and 99.3, respectively hereto.  Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference.

The above financial information is being filed solely to satisfy certain technical requirements under Securities and Exchange Commission Regulation S-X with respect to registered offerings of securities.  The information contained in the RCN Pro Formas supersedes such information provided in Rentech’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Audited financial statements of Royster-Clark Nitrogen, Inc. for the 163-day period ended December 31, 2005, the 202-day period ended July 21, 2005 and the years ended December 31, 2004 and 2003.
Exhibit 99.2	Unaudited condensed consolidated pro forma combined financial statements of Rentech, Inc. and Royster-Clark Nitrogen, Inc. for the year ended September 30, 2006.
Exhibit 99.3	Unaudited condensed Royster-Clark Nitrogen, Inc. financial statements for the 116-day period ended April 26, 2006 and the 120-day period ended April 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: April 20, 2007	By:
/s/ Colin M. Morris

Colin M. Morris
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Audited financial statements of Royster-Clark Nitrogen, Inc. for the 163-day period ended December 31, 2005, the 202-day period ended July 21, 2005 and the years ended December 31, 2004 and 2003.
Exhibit 99.2	Unaudited condensed consolidated pro forma combined financial statements of Rentech, Inc. and Royster-Clark Nitrogen, Inc. for the year ended September 30, 2006.
Exhibit 99.3	Unaudited condensed Royster-Clark Nitrogen, Inc. financial statements for the 116-day period ended April 26, 2006 and the 120-day period ended April 30, 2005.